UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017
PRIMO WATER CORPORATION (Exact name of registrant as specified in its charter)

Delaware	001-34850	30-0278688
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Cherry Street Suite 501 Winston-Salem, NC 27104
(Address of Principal Executive Offices)(Zip Code) Registrant’s telephone number, including area code: 336-331-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Leadership Transition

On April 27, 2017, Primo Water Corporation (the “Company”) issued a press release announcing that Billy D. Prim will transition from his position as the Company’s Chief Executive Officer to the Executive Chairman of the Company’s Board of Directors, effective May 31, 2017. At that time, Matt Sheehan, the Company’s President and Chief Operating Officer, will assume the role of Chief Executive Officer.

Mr. Sheehan, 43, joined the Company’s Board of Directors in October 2016 and has served as its Chief Operating Officer since December 2012 and as its President since June 2013. Prior to joining the Company, Mr. Sheehan was most recently with Coinstar, Inc. (a formerly publicly-traded automated retail solutions provider) (“Coinstar”), where he served as Strategic Venture Advisor of Coinstar’s Redbox business from June 2011 to December 2011 and as Vice President, General Manager of the first automated retail venture at Redbox from 2008 until 2011. Mr. Sheehan also served at Redbox as Vice President, Sales and Business Development from 2006 to 2008 and Director of Business Development from 2005 to 2006. Redbox was acquired by Coinstar in 2008. Mr. Sheehan received a Bachelor of Business Management and Communications degree from Bentley College in Waltham, Massachusetts and an MBA from the Smeal College of Business at Pennsylvania State University.

A copy of the press release referenced above is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.

Equity Compensation Plan Amendments

On April 27, 2017, the stockholders of the Company approved a second amendment to the Company’s Amended and Restated 2010 Omnibus Long-Term Incentive Plan (the “Omnibus Plan Amendment No. 2”). A description of the terms and conditions of the Omnibus Plan Amendment No. 2 is set forth in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on March 29, 2017 (the “2017 Proxy Statement”) under the heading “Proposal 4 - Approval of Amendment No. 2 to Amended and Restated 2010 Omnibus Long-Term Incentive Plan”, which description is incorporated by reference herein. This summary is qualified in its entirety by the full text of the Omnibus Plan Amendment No. 2 set forth in Appendix A to the 2017 Proxy Statement, which is also incorporated by reference herein.

On April 27, 2017, the stockholders of the Company approved a second amendment to the Company’s 2010 Employee Stock Purchase Plan (the “Stock Purchase Plan Amendment No. 2”). A description of the terms and conditions of the Stock Purchase Plan Amendment No. 2 is set forth in the 2017 Proxy Statement under the heading “Proposal 5 - Approval of Amendment No. 2 to 2010 Employee Stock Purchase Plan”, which description is incorporated by reference herein. This summary is qualified in its entirety by the full text of the Stock Purchase Plan Amendment No. 2 set forth in Appendix B to the 2017 Proxy Statement, which is also incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2017, the Board of Directors of the Company approved an amendment to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”) effective as of that date (the “Bylaw Amendment”). The Bylaw Amendment provides that, if a Chairman of the Board of Directors is designated, the Board of Directors can elect to designate such individual as either a “non-executive Chairman of the Board of Directors” or as the “Executive Chairman of the Board of Directors.” The Bylaw Amendment provides that any individual designated as Executive Chairman shall, in addition to the duties of a non-executive Chairman of the Board of Directors, advise and counsel the Company’s Chief Executive Officer (if such Executive Chairman is not also serving as the Chief Executive Officer) and the other officers of the Company and perform such other duties as may be assigned by the Board of Directors.

The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on April 27, 2017. The certified results of the matters voted upon at the meeting, which are more fully described in the 2017 Proxy Statement are as follows:

Proposal 1 – Election of the two directors nominated by the Company’s Board of Directors as Class I directors to serve until the 2020 annual meeting of stockholders:

	For	Withheld	Broker Non-Votes
Billy D. Prim	22,512,991	480,341	4,464,730
Jack C. Kilgore	19,194,237	3,799,095	4,464,730

Proposal 2 – Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers in the year ended December 31, 2016:

For	Against	Abstain	Broker Non-Votes
13,101,263	9,501,317	390,752	4,464,730

Proposal 3 – Recommendation, on an advisory basis, of the frequency of future advisory votes on compensation paid to our named executive officers:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
11,079,599	44,115	11,648,314	221,304	4,464,730

Proposal 4 – Approval of Amendment No. 2 to the Amended and Restated 2010 Omnibus Long-Term Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,500,000, increase individual award limits and reapprove performance measures under the plan for purposes of Section 162(m) of the Internal Revenue Code, and establish annual limits on non-employee director awards:

For	Against	Abstain	Broker Non-Votes
11,543,979	9,551,500	1,897,853	4,464,730

Proposal 5 – Approval of Amendment No. 2 to the 2010 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 150,000:

For	Against	Abstain	Broker Non-Votes
22,822,663	42,192	128,477	4,464,730

Proposal 6 – Ratification of the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2017:

For	Against	Abstain
27,298,597	101,423	58,042

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

3.1	Amendment to Primo Water Corporation Amended and Restated Bylaws

99.1	Press Release, dated April 27, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION

Date: April 28, 2017	By:	/s/ Mark Castaneda
	Name:	Mark Castaneda
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
April 27, 2017	001-34850

PRIMO WATER CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Amendment to Primo Water Corporation Amended and Restated Bylaws

99.1	Press Release, dated April 27, 2017.